SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         / /      Definitive Proxy Statement
         /X/      Definitive Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                      HOSPITALITY WORLDWIDE SERVICES, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


         (4) Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                                [HWS LETTERHEAD]


June 8, 1998




                               IMPORTANT REMINDER


DEAR SHAREHOLDER:

         Your proxy has not yet been received for the Annual Meeting of Shareholders of Hospitality Worldwide Services, Inc. (the "Company") to be held on Thursday, June 25, 1998, at the American Stock Exchange, 86 Trinity Place, New York, New York, at 11:00 A.M. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT.

         Information regarding the matters to be considered and voted upon at the meeting is contained in the Proxy Statement previously sent to you. Since the original mailing, the Company has retained MacKenzie Partners, Inc. as a proxy solicitor, soliciting proxies by mail, telephone, facsimilie and personal contact. MacKenzie Partners, Inc. will receive a fee of $7,500 (plus reimbursement of out-of-pocket expenses) for its services in the solicitation of proxies, including the solicitation of proxies from brokerage firms, banks, nominees, custodians and fiduciaries. Should you need additional copies of the Proxy Statement or have any questions, please contact MacKenzie Partners, Inc. at (800) 322-2885 (toll free) or at (212) 929- 5500 (collect).

         TIME IS SHORT. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE TAKE THE TIME TODAY TO SIGN, DATE AND MAIL THE ENCLOSED DUPLICATE PROXY IN THE POSTAGE PAID ENVELOPE. Your cooperation in promptly signing and returning the proxy will help the Company avoid additional expense.

                                        Very truly yours,


                                        /s/ Howard G. Anders
                                        ---------------------------------------
                                        Howard G. Anders
                                        Chief Financial Officer, Executive
                                        Vice President & Secretary